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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 14, 1999
                                                   -----------------

                           CASELLA WASTE SYSTEMS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its Charter)



          Delaware                      0-23211                  03-0338873
          --------                      -------                  ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

25 Greens Hill Lane, Rutland, Vermont                               05701
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (802) 775-0325
                                                     --------------

                                 Not Applicable
                     -------------------------------------

                   (Former Name or Former Address, if Changed
                               Since Last Report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 14, 1999, the Registrant completed the acquisition of KTI, Inc., a New Jersey corporation ("KTI"). The acquisition was consummated pursuant to an Agreement and Plan of Merger, dated as of January 12, 1999, as amended (the "Merger Agreement"), providing for the merger of Rutland Acquisition Sub, Inc., a New Jersey corporation and a wholly-owned subsidiary of the Registrant, with and into KTI (the "Merger"), with KTI surviving the merger as a wholly-owned subsidiary of the Registrant. Upon consummation of the Merger, 8,599,899 shares of the Registrant's Class A common stock, $.01 par value per share, became issuable pursuant to an exchange ratio which provided that each outstanding share of KTI common stock, no par value per share, and each KTI option, warrant and convertible note exercisable for or convertible into KTI common stock, would be exchanged for .51 shares of the Registrant's Class A common stock. The Merger is expected to be accounted for under the purchase method of accounting, and was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not applicable.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available on a Form 8-K/A Amendment to this report and in any event by February 28, 2000.

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         (b) PRO FORMA FINANCIAL INFORMATION.

         Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available on a Form 8-K/A Amendment to this report and in any event by February 28, 2000.

         (c) EXHIBITS. The following exhibit is incorporated herein by reference:

          2.1 Agreement and Plan of Merger dated as of January 12, 1999, as amended by Amendments No. 1, 2 and 3 thereto, by and among the Registrant, KTI, Inc. and Rutland Acquisition Sub, Inc.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 22, 1999            CASELLA WASTE SYSTEMS, INC.


                                   By: /s/ John W. Casella
                                       -------------------------------------
                                           John W. Casella
                                           President and Chief Executive Officer


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                                INDEX TO EXHIBITS


EXHIBIT
  NO.             DESCRIPTION
-------           -----------

2.1 Agreement and Plan of Merger dated as of January 12, 1999, as amended by Amendments No. 1, 2 and 3 thereto, by and among the Registrant, KTI, Inc. and Rutland Acquisition Sub, Inc.